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                                                                    EXHIBIT 23.2

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated August 9, 2000 relating to the consolidated financial statements of Idea Integration Corp., which appears in such Registration Statement. We also consent to the references to us under the headings "Experts" and "Selected Consolidated Financial Data" in such Registration Statement.

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated January 8, 2000 relating to the financial statements of Realtime Consulting, Inc., which appears in such Registration Statement.

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated January 21, 2000 relating to the financial statements of Zeal, Inc., which appears in such Registration Statement.

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated February 17, 2000 relating to the financial statements of Open Management Software, Inc., which appears in such Registration Statement.

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated February 25, 2000 relating to the combined financial statements of Catapult Technology, Inc., Brahma Software Solutions, Inc., and Brahma Technolutions, Inc., which appears in such Registration Statement.

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated March 9, 2000 relating to the financial statements of T1 Design LLC, which appears in such Registration Statement.

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated March 13, 2000 relating to the financial statements of Red Eye Digital Media LLC, which appears in such Registration Statement.

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated July 19, 2000 relating to the financial statements of Integral Results, Inc., which appears in such Registration Statement.

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated July 20, 2000 relating to the financial statements of The Forsythe Technology Group, Inc., which appears in such Registration Statement.

We hereby consent to the use in this Registration Statement on Form S-1 of our report dated July 28, 2000 relating to the financial statements of Ramworks, Inc., which appears in such Registration Statement.

PricewaterhouseCoopers LLP

Jacksonville, Florida
August 9, 2000